LAZARD RETIREMENT SERIES, INC.
Lazard Retirement Capital Allocator Opportunistic Strategies Portfolio
Supplement to Current Prospectus

The following replaces "Summary Section – Management – Portfolio Managers/Analysts" in the Prospectus:
Jai Jacob, portfolio manager/analyst on the Investment Manager's Multi Asset team, will serve from inception.

Stephen Marra, portfolio manager/analyst on the Investment Manager's Multi Asset team, will serve from inception.

Thomas McManus, portfolio manager/analyst on the Investment Manager's Multi Asset team, will serve from inception.

Kim Tilley, portfolio manager/analyst on the Investment Manager's Multi Asset team, will serve from inception.

The following replaces any contrary information in "Fund Management – Portfolio Management" in the Prospectus:
Retirement Capital Allocator Opportunistic Strategies Portfolio—Jai Jacob, Stephen Marra, Thomas McManus and Kim Tilley

The following supplements "Fund Management – Biographical Information of Principal Portfolio Managers" in the Prospectus:
Thomas M. McManus, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager's Multi Asset team, specializing in macroeconomic forecasting and asset allocation. He began working in the investment field in 1980. Prior to joining the Investment Manager in 2010, Mr. McManus was Managing Director and Chief Investment Officer of Wells Fargo Advisors. Previously, he was Managing Director and Chief Investment Strategist at Bank of America Securities LLC. Mr. McManus started his career at Morgan Stanley in 1980 in strategic planning and equity derivatives. From 1983 to 1991, he was a member of the Global Equity Derivatives department at Goldman Sachs.

Kim Tilley, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst on the Investment Manager's Multi Asset team.  Prior to joining the Investment Manager in 2002, Ms. Tilley worked on the Institutional Equity Sales Desk at Wachovia Securities, Inc.

Dated:  February 6, 2017